[*] -- Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.

                                SECOND AMENDMENT
                              TO PURCHASE AGREEMENT

SECOND AMENDMENT (this "Amendment"), dated and effective as of the 9th day of December, 1997 (the "Effective Date"), to the PURCHASE AGREEMENT dated September 6, 1996 , as amended by the FIRST AMENDMENT dated April 22, 1997 (as thus amended, the "Purchase Agreement" or "Agreement"), between CREE RESEARCH, INC. ("Seller"), a corporation organized under the laws of the State of North Carolina, the United States of America, and SIEMENS AKTIENGESELLSCHAFT ("Purchaser"), a corporation organized under the laws of the Federal Republic of Germany. As used in this Amendment, capitalized terms not defined herein which are defined in the Purchase Agreement shall have the meaning defined in the Purchase Agreement.

In consideration of the mutual provisions below the parties hereby agree as follows:

1.      The Purchase Agreement is amended by incorporating SUPPLEMENT NO. 1 TO
        SCHEDULE 1 annexed hereto as an addendum to the FIRST AMENDED SCHEDULE
        1.

2.      The Purchase Agreement is amended by incorporating SUPPLEMENT NO. 1 TO
        SCHEDULE 2 annexed hereto as an addendum to the FIRST AMENDED SCHEDULE
        2.

3.      The Purchase Agreement is amended by replacing the FIRST AMENDED
        SCHEDULE 3 in its entirety with the SECOND AMENDED SCHEDULE 3 annexed hereto.

4. Purchaser acknowledges that all Products delivered under the Purchase Agreement prior to the Effective Date of this Amendment conformed to the then applicable Product Specifications.

5. Seller and Purchaser will continue to work to improve the ESD sensitivity of the Product, as provided in SCHEDULE 4 of the Purchase Agreement, with a goal developing a mutually acceptable improved Product with a minimum RAET rating of ******* (as measured using the RAET method described in the Product Specifications contained in SECOND AMENDED
        SCHEDULE 3) for all shipments to be made on and after October 1, 1998.

6. Seller represents to Purchaser that the Product version described by the Product Specifications contained in SECOND AMENDED SCHEDULE 3 was sample tested as having Class 2 ESD sensitivity (i.e., greater than 2kVolts and less than or equal to 4kVolts) based on the results of testing conducted by Seller during the week of October 20, 1997 in accordance with the procedures of MIL-STD-883C, Notice 5, Method 3015.4, entitled "Electrostatic Discharge Sensitivity Classification."

7. Except as amended hereby, the terms and conditions of the Purchase Agreement shall continue in effect.

IN WITNESS WHEREOF, the parties, through their respective duly authorized officers, have executed this Amendment to be effective as of the Effective Date set out in the preamble hereto.

CREE RESEARCH, INC.                  SIEMENS AKTIENGESELLSCHAFT

By  /s/ F. Neal Hunter            By /s/ C. Hagen
    -------------------------        -------------------------------------------
    F. Neal Hunter, President        C. Hagen, Vice President-Finance and Admin.

                                  By /s/ N. Hiller
                                     -------------------------------------------
                                     N. Hiller, Marketing Manager

Date  December 9, 1997            Date     December 9, 1997
      -----------------------              -------------------------------------


11206-F1

                         SUPPLEMENT NO. 1 TO SCHEDULE 1

                         Quantity and Shipment Schedule

1. QUANTITY AND SELECTION. During the period commencing ****************** and ending ******* ********, Purchaser will purchase a total of ***************** units of the Product.

2. SHIPMENT SCHEDULE. The shipment schedule for the units to be shipped under this SUPPLEMENT NO. 1 is set out below. Subject to the provisions of this Agreement, each monthly quantity shown below shall be shipped on the last day of the month unless otherwise mutually agreed. The target Product versions noted in the schedule below reflect current development goals as of November 1997 but are not intended as contractual commitments.


         ------------------------ ------------------------- -------------------------
                  Month                   Quantity               Target Version
         ------------------------ ------------------------- -------------------------
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ************************ ***********************   ************************
         ------------------------ ------------------------- -------------------------

3. RESCHEDULING OF SHIPMENTS. Purchaser may without charge reschedule shipments as follows:

         (a) for quantities scheduled to be shipped more than 24 weeks but within 52 weeks following Seller's receipt of written notice from Purchaser requesting rescheduling, up to thirty percent (30%) of the quantity originally scheduled to be shipped during such period;

         (b) for quantities scheduled to be shipped more than 12 weeks but within 24 weeks following Seller's receipt of written notice from Purchaser requesting rescheduling, up to fifteen percent (15%) of the quantity originally scheduled to be shipped during such period.

        In all other cases Purchaser may reschedule shipments only with Seller's mutual written agreement. Purchaser's notice requesting rescheduling must specify the quantity to be deferred and the date on which shipment is to be made. In no event, however, shall Purchaser be entitled to reduce shipments in any calendar month to less than ********** units, nor shall Seller be obligated to ship more than ************ units in any calendar month. No shipment shall be delayed beyond June 30, 1999. Subject to the foregoing, a shipment may be rescheduled any number of times under this paragraph.

4. CANCELLATION OF SHIPMENTS. Purchaser shall be entitled to cancel shipment of all or any portion of the monthly quantities scheduled as shown above, provided Purchaser pays Seller a cancellation charge of $**** per unit for all quantities canceled and Seller receives written notice specifying the canceled quantities at least five (5) calendar months prior to the first day of the calendar month in which such quantities are scheduled to be shipped. The cancellation charges shall be due and payable within thirty (30) days after the date notice of cancellation is given. The parties agree that the amount of such cancellation charges represents a reasonable estimate of Seller's damages resulting from cancellation and shall be due and payable as liquidated damages and not as a penalty.

        5. PURCHASE ORDERS. Purchaser will submit written purchase orders evidencing its commitment to purchase Products under this SUPPLEMENT NO. 1 TO SCHEDULE 1 prior to each scheduled shipment date. Such purchase orders may be submitted by through Purchaser's offices in Regensburg, Germany, or through any other Siemens Semiconductor location authorized by Purchaser. In the event Purchaser requests delivery of shipments to a Siemens Semiconductor location other than Regensburg, Germany, Purchaser's personnel at such location shall be authorized to act on Purchaser's behalf with respect to scheduling and acceptance of shipments and other matters relating thereto. The terms and conditions of this Agreement shall govern the purchase of Products hereunder notwithstanding any contrary provisions of any purchase order submitted by Purchaser.

                         SUPPLEMENT NO. 1 TO SCHEDULE 2

                           Price and Payment Schedule

1.       PRICES.

        (a)       Prices of units shipped pursuant to SUPPLEMENT NO. 1 TO
                  SCHEDULE 1 shall be as follows, subject to adjustment as provided in paragraph (b) below:

                  ---------------------------------- ------------------------
                       Incremental Quantities           Unit Price (US$)
                  ---------------------------------- ------------------------
                     **************************             ********
                     **************************             ********
                     **************************             ********
                     **************************             ********
                  ---------------------------------- ------------------------

                  The reduction in per unit prices for larger quantities reflects Seller's expectation that it will improve manufacturing yields and reduce per unit costs as the quantities manufactured increase. Nonetheless, the above prices are firm and are not subject to any adjustment on account of lower than expected manufacturing yields, increased costs or other factors.

        (b) Purchaser and Seller will share the risk of currency exchange rate fluctuations, as provided in this paragraph, for units shipped pursuant to SUPPLEMENT NO. 1 TO SCHEDULE 1. The unit price for such shipments shall be adjusted by the applicable percentage below according to the value of the "DM-Dollar Exchange Rate" on the shipment date. For purposes of this paragraph, the "DM-Dollar Exchange Rate" means the average of the foreign exchange selling rates for German Marks per U.S. Dollar, as published in the Wall Street Journal during the thirty (30) calendar days preceding the date of shipment, for rates quoted in New York the preceding business day for trading among banks in amounts of $1 million or more.

                  ------------------------------------------------------------- -------------------------
                                    DM-Dollar Exchange Rate                         Percentage Price
                                                                                       Adjustment
                  ------------------------------------------------------------- -------------------------
                  Equal to or greater than 1.95                                    *****************
                  Equal to or greater than 1.85 and less than 1.95                 *****************
                  Greater than 1.65 and less than 1.85                             *****************
                  Equal to or less than 1.65 and greater than 1.55                 *****************
                  Equal to or less than 1.55                                       *****************
                  ------------------------------------------------------------- -------------------------


         (c) Prices of units shipped pursuant to SCHEDULE 1 (as previously amended) shall continued to be determined as set forth in
                  SCHEDULE 2 (as previously amended), subject to adjustment as provided therein.

2.       PAYMENT TERMS.

         (a) Units shipped pursuant to SUPPLEMENT NO. 1 TO SCHEDULE 1 will be invoiced upon shipment and such invoices shall be due and payable within twenty (20) days from the invoice date.

         (b) Prices of units shipped pursuant to SCHEDULE 1 (as previously amended) shall be paid in accordance with SCHEDULE 2 (as previously amended).

                            SECOND AMENDED SCHEDULE 3

                             Product Specifications

1. Product Specifications for units shipped on and after November 1, 1997 shall be those set forth in Attachment A. Product Specifications for units shipped prior to that date shall be those set forth in SCHEDULE 3 as previously amended.

2. Seller may elect to substitute a version of Product which uses a conductive buffer layer, subject to Purchaser's approval which shall be given under the terms and conditions set forth below. Commencing thirty
         (30) days after the date of such approval, or such earlier date as may be agreed by the parties, the Product Specifications applicable to shipments made thereafter shall be the specifications of the new version supplied by Seller as provided below, and Seller may not ship the original version without Purchaser's prior written consent.

         (a) The new version must meet the original specifications except that *********************************************************
                  **************************************************************
                  ***************************************.

         (b) Seller will provide Purchaser with production prototypes of the new version manufactured from wafers from at least three different epi runs and will provide Purchaser the specifications applicable to the new version and such qualification data as may then be available to Seller.

         (c) Purchaser will give Seller notice of Purchaser's approval or disapproval within seventy-five (75) days after receipt of the prototypes and specifications.

         (d) Purchaser may withhold its approval only if new version does not meet the minimum specifications described in (a) above.

3. Prior to shipping a conductive buffer Product version as permitted above or any other changed version as may be mutually agreed by the parties, Seller will conduct a test of the new Product version in accordance with the procedures of MIL-STD-883C, Notice 5, Method 3015.4, entitled "Electrostatic Discharge Sensitivity Classification" and inform Purchaser of the results of such testing. The changed version shall not be shipped unless it is sample tested as having at least Class 2 ESD sensitivity according to the results of such test. Seller is only obligated to qualify new Product versions using the MIL-STD-883C method and is not obligated to test individual units using such method.

4. Seller will test and inspect all Product units in accordance with Seller's quality assurance procedures described in Seller's document CPT-026 dated July 17, 1997 and will ship only units passing such procedures.

                                                                 ATTACHMENT A TO
                                                       SECOND AMENDED SCHEDULE 3

Information in attachment omitted in its entirety and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.

                                                                 ATTACHMENT A TO
                                                       SECOND AMENDED SCHEDULE 3

Information in attachment omitted in its entirety and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.




                                     Page 2